Exhibit 99.1
AT THE FOREFRONT OF THERAPIES FOR RARE DISEASES Corporate Overview September 2023

2 Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to preclinical and clinical development of our product candidates, the timing and reporting of results from preclinical studies and clinical trials, the prospects and timing of the potential regulatory approval of our product candidates, commercialization plans, manufacturing and supply plans, financing plans, and the projected revenues and cash position for the Company. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Any or all of the forward-looking statements in this presentation may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For example, with respect to statements regarding the goals, progress, timing, and outcomes of discussions with regulatory authorities, including as they are impacted by COVID-19 related disruption, are based on current information. The potential impact on operations from the COVID-19 pandemic is inherently unknown and cannot be predicted with confidence and may cause actual results and performance to differ materially from the statements in this release, including without limitation, because of the impact on general political and economic conditions, including as a result of efforts by governmental authorities to mitigate COVID-19, such as travel bans, shelter in place orders and third-party business closures and resource allocations, manufacturing and supply chain disruptions and limitations on patient access to commercial or clinical product. In addition to the impact of the COVID-19 pandemic, actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in our business, including, without limitation: the potential that results of clinical or preclinical studies indicate that the product candidates are unsafe or ineffective; the potential that it may be difficult to enroll patients in our clinical trials; the potential that regulatory authorities, including the FDA, EMA, MHRA, and PMDA, may not grant or may delay approval for our product candidates; the potential that required regulatory inspections may be delayed or not be successful and delay or prevent product approval; the potential that we may not be successful in commercializing Galafold in Europe, Japan, the US and other geographies or AT-GAA if and when approved; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues; the potential that we may not be able to manufacture or supply sufficient clinical or commercial products; and the potential that we will need additional funding to complete all of our studies and manufacturing. Further, the results of earlier preclinical studies and/or clinical trials may not be predictive of future results. Statements regarding corporate financial guidance and financial goals and the attainment of such goals. With respect to statements regarding projections of the Company's revenue and cash position, actual results may differ based on market factors and the Company's ability to execute its operational and budget plans. In addition, all forward-looking statements are subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2022, and on Form 10-Q for the quarter ended June 30, 2023. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this news release to reflect events or circumstances after the date hereof. Non-GAAP Financial Measures In addition to financial information prepared in accordance with U.S. GAAP, this presentation also contains adjusted financial measures that we believe provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information. These adjusted financial measures are non-GAAP measures and should be considered in addition to, but not as a substitute for, the information prepared in accordance with U.S. GAAP. We typically exclude certain GAAP items that management does not believe affect our basic operations and that do not meet the GAAP definition of unusual or non-recurring items. Other companies may define these measures in different ways. When we provide our expectation for non-GAAP operating expenses on a forward-looking basis, a reconciliation of the differences between the non-GAAP expectation and the corresponding GAAP measure generally is not available without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains or losses. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.

3 A Rare Company Patient-dedicated, rare disease biotechnology company with sustained double-digit revenue growth, a global commercial infrastructure, and late-stage development capabilities GLOBAL COMMERCIAL ORGANIZATION EMPLOYEES in 20 Countries GALAFOLD & POMBILITI + OPFOLDA Gene Therapy Platform Leveraging Experience in Protein Engineering & Glycobiology 14-18% FY23 Galafold Revenue Growth at CER Non-GAAP PROFITABILITY expected in 2H 2023 Cumulative $1.5B- $2B Peak Potential AT-GAA Under U.S. Regulatory Review for Pompe Disease $266M Cash as of 6/30/23 World-class Clinical Development Capabilities

2023 Strategic Priorities Sustain double-digit Galafold revenue growth of 14-18% at CER1 Secure FDA, EMA, and MHRA approvals for AT-GAA Initiate successful global launches of AT-GAA Advance best-in-class, next-generation Fabry and Pompe pipeline programs and capabilities Maintain strong financial position on path to profitability 4 1 2 3 4 5 1 CER: Constant Exchange Rates; 2023 Galafold revenue guidance utilizes actual exchange rate as of December 31, 2022

5 Amicus Pipeline Streamlined rare disease pipeline with focus on Fabry disease and Pompe disease franchises INDICATION DISCOVERY PRECLINICAL PHASE 1/2 PHASE 3 REGULATORY COMMERCIAL FABRY FRANCHISE Galafold® (migalastat) Fabry Gene Therapy Next-Generation Chaperone POMPE FRANCHISE PombilitiTM + OpfoldaTM* (cipaglucosidase alfa) + (miglustat) Pompe Gene Therapy OTHER CLN3 Batten Disease Gene Therapy Next-Generation Research Programs ODD BTD ODD ODD - Orphan Drug Designation BTD - Breakthrough Therapy Designation *Approved only in the European Union and U.K.

6 Galafold® (migalastat) Continued Growth Building a leadership position in the treatment of Fabry disease

7 Global Fabry Market   Believed to be significantly underdiagnosed – Newborn screening studies suggest Fabry is one of the more prevalent genetic diseases (~1:1,000 to ~1:4,000 incidence)   In 2021 and 2022, Galafold was the fastest growing Fabry treatment and the greatest contributor to market growth – Galafold has led to market expansion with >1,000+ naïve patients treated Global Fabry disease market growth continues to be driven by diagnosis of new patients (millions) 1 Global market measured by reported sales of approved therapies for Fabry disease – 2027 sales projected using ~7% CAGR $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2017 2022 2027E Global Fabry Market of ~$1.9B in 2022 and Tracking toward ~$2.6B+ by 20271 // //

2023 Galafold Success (as of June 30, 2023)

Building on Galafold's success and leveraging leadership position to drive continued growth

Galafold is the first and only approved oral treatment option with a unique mechanism of action for Fabry patients with amenable variants



NDC 71904-100-01
Galafold™
(migalastat) capsules
123 mg
14 capsules
Lift to open
Amicus Therapeutics
Galafold (migalastat) capsules 123 mg
A1001

$94.3M 2Q23 Galafold Revenue

14-18% 2023 Galafold Operational Growth at CER

35-50% Fabry Patients Amenable to Galafold

40+ Countries with Regulatory Approvals

53 Orange Book Listed Patents

60% Share of Treated Amenable Patients

Galafold is indicated for adults with a confirmed diagnosis of Fabry disease and an amenable variant. The most common adverse reactions reported with Galafold (≥10%) were headache, nasopharyngitis, urinary tract infection, nausea, and pyrexia. For additional information about Galafold, including the full U.S. Prescribing Information, please visit https://www.amicusrx.com/pi/Galafold.pdf. For further important safety information for Galafold, including posology and method of administration, special warnings, drug interactions, and adverse drug reactions, please see the European SmPC for Galafold available from the EMA website at www.ema.europa.eu.

8

Amicus Therapeutics

9 Galafold Performance Raising FY23 revenue growth guidance to 14% to 18% at CER   Global mix of switch (~45%) and previously untreated patients (~55%)3   Compliance and adherence over 90%+   Expect non-linear quarterly growth to continue due to uneven ordering patterns and FX fluctuations FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 $5M Q1 $79M Q2 $81M Q3 $82M Q4 $88M $37M $91M $182M $261M $306M 1H23 reported revenue growth of +13% to $180M with strong operational growth of +16% $329M1 Q1 $86M $375M - $388M2 Q2 $94M 1 FY22 reported revenue growth of +8% to $329M with strong operational growth of +16% at CER – FY22 negative currency impact YoY of ~$26M 2 At constant exchange rate (CER) 3 Data on file

10 Galafold Global Commercial Momentum (as of June 30, 2023) Strong patient demand and performance against key metrics lay the foundation for continued double-digit growth in 2023 10 Continued penetration into existing markets Further uptake in diagnosed untreated population Continued geographic expansion and label extensions Maintaining compliance and adherence Driving reimbursement and access Sustained Growth in 2023 Driven by:

11 Pombiliti® (cipaglucosidase alfa) + Opfolda® (miglustat) Potential to establish a new standard of care for people living with Pompe disease

Late-Onset Pompe Disease (LOPD) Overview

Late-onset Pompe disease is a rare, debilitating, and life-threatening lysosomal disorder caused by a deficiency of the enzyme acid alpha-glucosidase (GAA)



- ~5,000-10,000 people diagnosed globally; Significant underdiagnosis
- Diagnosed at different stages of life, from childhood to adulthood
- Majority of patients on current standard of care decline after ~2 years
- Respiratory failure is a major cause of mortality
- Deficiency of GAA leading to lysosomal glycogen accumulation and cellular dysfunction
- Symptoms include progressive muscle weakness, particularly skeletal and respiratory muscles, that worsens over time
- ~$1.2B+ global Pompe ERT sales[1]

12

[1] Based on 12 months ended December 31, 2022. Source: Sanofi Press Release

Amicus Therapeutics

13 Global Pompe Market Global Pompe disease market growth continues to be driven by the diagnosis of new patients   An estimated 3,500-4,000 Pompe patients globally are being treated by ERT3 Global Pompe Market of ~$1.2B in 2022 and Tracking toward $1.8B+ by 20271 (millions) $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2017 2022 2027E 1 Global market measured by reported sales of approved therapies for Pompe disease – 2027 sales projected using ~8% CAGR 2 As reported FY2022 3 Amicus Data on File from Market Mapping // // United States 41% Europe 37% Rest of World 22% Global Pompe Market Sales Split FY20222

14 AT-GAA: An Innovative Approach to Pompe Disease Our scientists created a uniquely glycosylated and highly phosphorylated ERT (cipaglucosidase alfa) that significantly enhances targeting to key affected muscles   AT-GAA is a two-component therapy combining cipaglucosidase alfa, an ERT, with miglustat, an orally administered enzyme stabilizer   Consists of a unique cell line producing a naturally glycosylated enzyme that can be properly processed within the lysosome to its mature form which is required to optimally break down glycogen1 cipaglucosidase alfa miglustat 1 Selvan et al. 2021, J Biol Chem 2021 Jan-Jun;296:100769 ERT: Enzyme Replacement Therapy

15 WORLDSymposium Update – Phase 3 OLE of AT-GAA in LOPD Number of patients (n) Mean (SD) baseline 6MWD (% predicted): Cipa/mig–cipa/mig = 56.1 (16.03) Alg/pla–cipa/mig = 54.8 (17.68) Mean (SD) week 104 6MWD (% predicted): Cipa/mig–cipa/mig = 60.8 (18.07) Alg/pla–cipa/mig = 54.3 (21.86) 6 Cipa/mig–cipa/mig Cipa/mig Alg/pla Baseline Week 12 26 38 52 64 78 104 –1 –2 0 1 2 3 4 5 Cipa/mig–cipa/mig 62 61 54 58 61 55 56 56 Alg/pla–cipa/mig 29 29 27 28 29 27 26 26 Mean (+/– SE) of change from ATB200-03 baseline (% predicted 6MWD) Mean (SD) baseline FVC (% predicted): Cipa/mig–cipa/mig = 67.7 (19.48) Alg/pla–cipa/mig = 67.2 (21.29) Mean (SD) week 104 FVC (% predicted): Cipa/mig–cipa/mig = 66.2 (20.00) Alg/pla–cipa/mig = 61.0 (18.20) –7 –5 –3 –1 0 1 2 3 Cipa/mig–cipa/mig Cipa/mig Alg/pla –4 –2 –6 Number of patients (n) Week 12 26 38 52 64 78 104 Cipa/mig–cipa/mig 62 61 53 54 55 50 51 53 Alg/pla–cipa/mig 29 29 26 27 26 25 26 24 Baseline Mean (+/– SE) of change from ATB200-03 baseline (sitting % predicted FVC Phase 3 open-label extension study data demonstrate that treatment with AT-GAA up to 2 years was associated with a durable effect, supporting the long-term benefits   ERT-experienced and -naïve patients treated with AT-GAA throughout PROPEL showed durable improvements in % predicted 6MWD that were maintained throughout to week 104   ERT-experienced and -naïve patients who received alglucosidase alfa/placebo in PROPEL and switched to AT-GAA in the OLE showed stability in % predicted 6MWD throughout the OLE study   ERT-experienced patients treated with AT-GAA throughout PROPEL remained stable, while patients who received alglucosidase alfa/placebo experienced a decline in sitting % predicted FVC that stabilized after switching to AT-GAA in the OLE study ERT-Experienced 6MWD (%): Change from baseline ERT-Experienced FVC (%): Change from baseline

SSIEM Update – PROPEL Effect Size Analysis in ERT-Experienced Adults

Post hoc analysis shows majority of study parameters demonstrated stabilization or improvement after switching from SoC to Pombiliti + Opfolda

ERT-experienced patients remaining on alg+pbo (n=30) generally showed worsening (d<-0.2) or stability (-0.2≤d<+0.2) across most outcomes, with significant worsening for various lung function assessments and biomarkers



Improving
Worsening
Standardized CFBL to week 52 LOCF mean (95% CI)
0.8 large effect
0.5 medium effect
0.2 small effect
−0.2 small effect
−0.5 medium effect
−0.8 large effect
Motor function
Muscle strength
Pulmonary function
Biomarkers
QoL: EQ-5D-5L
QoL: PROMIS
QoL: SGIC
QoL: Other

- Significant improvement was only observed for (unadjusted mean CFBL) QoL: PROMIS–Dyspnea (-1.53).
- Significant worsening was observed for (unadjusted mean CFBL): sitting forced vital capacity (FVC, -4.02%); supine FVC (-2.63%); sitting slow vital capacity (SVC, -6.52%); maximum expiratory pressure (MEP, -3.85%); creatine kinase (CK, 79.6 IU/L); and hexose tetrasaccharide (Hex4, 1.89 mmol/molCr).

ERT-experienced patients switching to cipa+mig mostly showed improvement or stability, with significant improvements for various assessments of motor function, muscle strength, biomarker, and global impression of change scales



Improving
Worsening
Standardized CFBL to week 52 LOCF mean (95% CI)
0.8 large effect
0.5 medium effect
0.2 small effect
−0.2 small effect
−0.5 medium effect
−0.8 large effect
Motor function
Muscle strength
Pulmonary function
Biomarkers
QoL: EQ-5D-5L
QoL: PROMIS
QoL: SGIC
QoL: Other

- Significant improvement was observed for (unadjusted mean CFBL): 6MWD (16.89 m); 6MWD % predicted (3.20); manual muscle test (MMT) lower extremities (1.63); MMT upper extremities (1.76); MMT overall score (3.38); CK (-118.0 IU/L); Hex4 (-1.69 mmol/molCr); QoL: EuroQol Dimensions-5 Levels Instrument (EQ-5D-5L)–Pain/Discomfort (-0.19); QoL: PROMIS–Fatigue (-1.87); QoL: Subject's Global Impression of Change (SGIC)–Overall (0.34); QoL: SGIC–Ability to Move Around (0.21); QoL: SGIC–Muscle Function (0.20); QoL: SGIC–Daily Living (0.28); QoL: SGIC–Energy Level (0.33); and QoL: other–Physician's Global Impression of Change (PGIC)–Overall (0.27).
- Significant worsening was not observed for any assessments.

*Indicates nominal statistical significance; †For these endpoints, a negative CFBL value indicated a better result. For visualization purposes, the direction of the results was reversed so that positive CFBL values indicate better results. GSGC, Gait, Stairs, Gowers' maneuver, and Chair; LOCF, last observation carried forward; MIP, maximum inspiratory pressure, QMT, quantitative muscle test, SNIP, sniff nasal inspiratory pressure, TUG, timed up and go; VAS, visual analogue scale.

16

Amicus Therapeutics

17 17 1Data on file Global Regulatory Status Expect regulatory approvals and launch into the three largest Pompe markets in 2023   Pombiliti® + Opfolda® now approved in the U.K.   Pombiliti® + Opfolda® now approved in the EU   Based on recent engagements with the U.S. FDA, approval expected in the coming days 17

18 Ongoing Clinical Studies and Expanded Access Mechanisms   Ongoing clinical studies in children and adolescents1 with LOPD and infantile-onset Pompe disease (IOPD)   Multiple expanded access mechanisms in place, including in the U.S., U.K., Germany, France, Japan, and others   At time of first regulatory approval, ~200 people living with Pompe disease on AT-GAA across extension studies and expanded access programs   ~75 centers worldwide currently participating in clinical trials and access programs Advancing science though ongoing clinical studies and providing expanded access through multiple mechanisms 1 Children and adolescents aged 0 to <18 years old

Pombiliti + Opfolda EU Opportunity

EU Pompe market currently represents a sizeable market opportunity of $450M+

- Strong indication statement:
  - *Pombiliti® (cipaglucosidase alfa) is a long-term enzyme replacement therapy used in combination with the enzyme stabiliser Opfolda® (miglustat) for the treatment of adults with late-onset Pompe disease (acid α glucosidase [GAA] deficiency)*
- >1,300 patients are estimated to be treated in Europe[1]
  - ~60 Patients throughout EU currently on Pombiliti + Opfolda, including ~20 in Germany and Austria
- Launch underway in Germany
  - 6 month "free pricing" period and AMNOG reimbursement process
  - First patients dosed and additional patients scheduled to start infusions



[1] Amicus data on file from market mapping

19

Amicus Therapeutics

20 Launch of Pombiliti + Opfolda Underway in the EU Experienced and passionate rare disease commercial and medical organization supporting early days of launch Access and Reimbursement Positive Interactions with Payors Focus on broad patient access Country-by-country reimbursement process Active discussions to demonstrate value Patient Demand Initial focus on clinical trial and expanded access patients First patients dosed; Multiple scheduled for infusion On-track to transition all trial and expanded access patients in Germany within 90 days KOL and Patient Outreach Promotion and Education Efforts Existing relationships with HCPs at key treatment centers Engaging top prescribers within first 30 days Ongoing disease education Performance

21 Corporate Outlook Delivering on our mission for patients and shareholders

Financial Outlook and Path to Profitability

Clear strategy to build our business, advance our portfolio, and achieve profitability

Sustain Revenue Growth

$180.8M 1H 2023 revenue, **+16%** YoY operational growth

2023 Galafold revenue growth guidance of **+14-18%** YoY ***at CER***

Secure Approvals of AT-GAA

Galafold and AT-GAA expected to drive strong double-digit growth long term

Deliver on Financial Goals

Focused on prudent expense management

2023 non-GAAP operating expense guidance of **$330M-$350M**

Achieve profitability[1] in 2H 2023

22

[1] Based on projections of Amicus non-GAAP Net Income under current operating plans, which includes successful AT-GAA regulatory approvals and continued Galafold growth. We define non-GAAP Net Income as GAAP Net Income excluding the impact of share-based compensation expense, changes in fair value of contingent consideration, depreciation and amortization, acquisition related income (expense), loss on extinguishment of debt, loss on impairment of assets, restructuring charges, and income taxes.

Amicus Therapeutics

23 Positioned for Significant Value Growth Focused on execution and driving sustainable double-digit revenue growth on path to profitability Continue to bring Galafold® to as many patients as possible, sustain double-digit operational revenue growth Successful launch of AT-GAA for people living with Pompe disease Advance next-generation gene therapies in Fabry and Pompe diseases Fully leverage global capabilities and infrastructure as a leader in rare diseases Achieve non-GAAP profitability in 2H 20231 1 Based on projections of Amicus non-GAAP Net Income under current operating plans, which includes successful AT-GAA regulatory approvals and continued Galafold growth. Non-GAAP Net Income defined as GAAP Net Income excluding the impact of share-based compensation expense, changes in fair value of contingent consideration, loss on impairment of assets, depreciation and amortization, acquisition related income (expense), loss on extinguishment of debt, restructuring charges and income taxes.

24 True Measure of Success: Impacting the Lives of People Living with Rare Diseases YE17 2023+ >2,000 Patients* Thousands of Patients* YE22 >350 Patients* *Clinical & commercial, all figures approximate

Appendix

26 Appendix

2023 Environmental, Social, & Governance (ESG) Snapshot

Who We Serve

Programs we invest in have 3 key characteristics

- **Address a rare genetic disease**
- **First-in-class or best-in-class**
- **Impart meaningful benefit for patients**

Pledge for a Cure

Designate a portion of product revenue back into R&D for that specific disease until there is a cure.

Pricing PROMISE

Committed to never raising the annual price of our products more than consumer inflation.

Charitable Giving

Contributions allocated:
$2,288,998 U.S.
$954,349 Intl.

Expanded Access through Feb 2023:
79 patients / **19** countries

Amicus supported community programs: **22**

Volunteer hours (U.S.): **580**

Environmental Management

Committed to producing transformative medicines for patients while practicing environmental responsibility and adhering to sustainability best practices in our operations.

*Our mission is to drive **sustainability with our partners** by incorporating environmental and sustainability principles into all our commercial relationships*

0% **Amicus Owned Direct Manufacturing and Related GHG Emissions**

Global Employees **484**

% Female Employees **57%**

% Hiring Slate Diversity **97%**



Board of Directors

Committed to ongoing Board refreshment and diversity of background, gender, skills, and experience:

Director Diversity
3 Female
2 Veteran Status
1 African American

80% **Board Independence**

60% **Overall Board Diversity**

Diversity, Equity, & Inclusion (DEI)

Pledge to support a more inclusive culture to impact our employees, our communities, and society.

Goal of maintaining gender diversity and increasing overall diversity throughout our global workforce.

Employee Recruitment, Engagement, & Retention

Leverage employee capabilities and expertise to provide a culture that drives performance and ultimately attracts, energizes, and retains critical talent.

*Pulse surveys reveal employees feel **high personal satisfaction** in their job, are **proud of their work** and what they contribute to the community*

Career Development

Reimagined performance management process to measure the what and the how, rewarding those who role-model our **Mission-Focused Behaviors**.

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Amicus Therapeutics

28 WORLDSymposium Update – Phase 3 OLE of AT-GAA in LOPD Improvement from the PROPEL baseline in % predicted 6MWD for the cipa/mig group was maintained throughout the OLE for ERT-experienced and ERT-naïve patients   ERT-experienced and -naïve patients treated with cipa/mig throughout showed durable improvements in % predicted 6MWD in PROPEL that were maintained throughout the OLE to week 104   ERT-experienced and -naïve patients who received alg/pla in PROPEL and switched to cipa/mig in the OLE showed stability in % predicted 6MWD throughout the OLE *Excludes one outlier. SE, standard error. Number of patients (n) Mean (SD) baseline 6MWD (% predicted): Cipa/mig–cipa/mig = 56.1 (16.03) Alg/pla–cipa/mig = 54.8 (17.68) Mean (SD) week 104 6MWD (% predicted): Cipa/mig–cipa/mig = 60.8 (18.07) Alg/pla–cipa/mig = 54.3 (21.86) 6 Cipa/mig–cipa/mig Cipa/mig Alg/pla Baseline Week 12 26 38 52 64 78 104 Number of patients (n) Baseline Week 12 26 38 52 64 78 104 Mean (SD) baseline 6MWD (% predicted): Cipa/mig–cipa/mig = 61.9 (15.33) Alg/pla–cipa/mig = 61.4 (17.11) Mean (SD) week 104 6MWD (% predicted): Cipa/mig–cipa/mig = 70.9 (16.31) Alg/pla–cipa/mig = 70.3 (8.57) –2 –4 0 2 4 6 8 12 10 14 16 –1 –2 0 1 2 3 4 5 Cipa/mig–cipa/mig Cipa/mig Alg/pla Cipa/mig–cipa/mig 62 61 54 58 61 55 56 56 29 27 26 26 Cipa/mig–cipa/mig 20 19 17 20 20 18 19 18 Alg/pla–cipa/mig 29 29 27 28 Alg/pla–cipa/mig 7 7 6 7 7 5 6 7 Mean (+/ – SE) of change from ATB200-03 baseline (% predicted 6MWD) Mean (+/ – SE) of change from ATB200-03 baseline (% predicted 6MWD) ERT experienced ERT naïve*

29 WORLDSymposium Update – Phase 3 OLE of AT-GAA in LOPD Sitting % predicted FVC remained stable in ERT-experienced and ERT-naïve patients throughout the OLE for both PROPEL treatment groups   ERT-experienced patients treated with cipa/mig throughout remained stable, while patients who received alg/pla in PROPEL experienced a decline in sitting % predicted FVC that stabilized after switching to cipa/mig in the OLE   ERT-naïve patients in both treatment groups experienced some decline in PROPEL that stabilized in the OLE with no further decline in FVC to week 104 Mean (SD) baseline FVC (% predicted): Cipa/mig–cipa/mig = 67.7 (19.48) Alg/pla–cipa/mig = 67.2 (21.29) Mean (SD) week 104 FVC (% predicted): Cipa/mig–cipa/mig = 66.2 (20.00) Alg/pla–cipa/mig = 61.0 (18.20) –7 –5 –3 –1 0 1 2 3 Cipa/mig–cipa/mig Cipa/mig Alg/pla –4 –2 –6 Mean (SD) baseline FVC (% predicted): Cipa/mig–cipa/mig = 80.2 (18.69) Alg/pla–cipa/mig = 79.1 (22.58) Mean (SD) week 104 FVC (% predicted): Cipa/mig–cipa/mig = 73.5 (21.24) Alg/pla–cipa/mig = 79.6 (17.92) –7 –10 –4 0 –6 –9 –2 1 –5 –8 –1 2 3 Cipa/mig–cipa/mig Cipa/mig Alg/pla 104 –3 Number of patients (n) Week 12 26 38 52 64 78 104 Number of patients (n) Week 12 26 38 52 64 78 Cipa/mig–cipa/mig 62 61 53 54 55 50 51 53 26 25 26 24 Cipa/mig–cipa/mig 20 18 18 17 19 18 18 17 Alg/pla–cipa/mig 29 29 26 27 Alg/pla–cipa/mig 7 7 5 5 6 4 4 5 Baseline Baseline ERT experienced ERT naïve* Mean (+/ – SE) of change from ATB200-03 baseline (sitting % predicted FVC Mean (+/ – SE) of change from ATB200-03 baseline (sitting % predicted FVC *Excludes one outlier.

30 WORLDSymposium Update – Phase 3 OLE of AT-GAA in LOPD Cipa/mig treatment was associated with a durable reduction in serum CK during PROPEL and the OLE in both ERT-experienced and ERT-naïve patients   ERT-experienced and -naïve patients treated with cipa/mig throughout showed a decline in serum CK levels during PROPEL that was maintained throughout the OLE   ERT-experienced and -naïve patients who received alg/pla in PROPEL showed a slight increase or stability in serum CK levels to week 52, and a marked decline after switching to cipa/mig in the OLE Number of patients (n) Mean (SD) baseline CK (U/L): Cipa/mig–cipa/mig = 433.0 (407.69) Alg/pla–cipa/mig = 490.6 (450.46) Mean (SD) week 104 CK (U/L): Cipa/mig–cipa/mig = 299.7 (296.92) Alg/pla–cipa/mig = 361.6 (292.67) –300 –250 –200 –150 –100 –50 0 50 100 Cipa/mig–cipa/mig Cipa/mig Alg/pla 2 4 6 12 26 38 52 54 56 58 64 78 104 Number of patients (n) Mean (SD) baseline CK (U/L): Cipa/mig–cipa/mig = 464.1 (398.11) Alg/pla–cipa/mig = 680.3 (333.13) Mean (SD) week 104 CK (U/L): Cipa/mig–cipa/mig = 283.6 (212.49) Alg/pla–cipa/mig = 461.7 (196.76) –400 –500 –300 –200 –100 200 Cipa/mig–cipa/mig Cipa/mig Alg/pla 2 4 6 12 26 38 52 54 56 58 64 78 104 100 0 Cipa/mig–cipa/mig 62 62 62 58 61 58 57 59 54 52 53 59 57 49 Cipa/mig–cipa/mig 20 20 19 20 19 19 20 18 19 19 16 18 19 18 Alg/pla–cipa/mig 29 29 28 29 29 29 28 28 28 26 27 27 26 25 Alg/pla–cipa/mig 7 7 7 7 6 7 7 7 7 5 7 7 7 7 Mean (+/ – SE) of change from ATB200-03 baseline (U/L) Mean (+/ – SE) of change from ATB200-03 baseline (U/L) ERT experienced ERT naïve* Baseline Baseline Week Week *Excludes one outlier.

31   ERT-experienced patients treated with cipa/mig throughout experienced a decline in urine Hex4 levels in PROPEL that stabilized during the OLE. ERT-experienced patients who received alg/pla in PROPEL experienced an increase in Hex4 and a marked decline after switching to cipa/mig in the OLE   ERT-naïve patients experienced a decline in Hex4 levels during PROPEL in both treatment groups that stabilized or declined further during the OLE to week 104 Number of patients (n) Mean (SD) baseline Hex4 (mmol/mol creatinine): Cipa/mig–cipa/mig = 4.5 (3.49) Alg/pla–cipa/mig = 7.3 (7.72) Mean (SD) baseline Hex4 (mmol/mol creatinine): Cipa/mig–cipa/mig = 2.7 (1.60) Alg/pla–cipa/mig = 5.0 (5.21) –4 –3 –2 –1 0 1 2 3 4 Cipa/mig–cipa/mig Cipa/mig Alg/pla Week 2 4 6 12 26 38 52 54 56 58 64 78 104 Number of patients (n) Mean (SD) baseline Hex4 (mmol/mol creatinine): Cipa/mig–cipa/mig = 4.8 (3.00) Alg/pla–cipa/mig = 5.8 (2.50) Mean (SD) baseline Hex4 (mmol/mol creatinine): Cipa/mig–cipa/mig = 2.0 (1.28) Alg/pla–cipa/mig = 2.4 (1.16) –4 –5 –3 –2 –1 0 Cipa/mig–cipa/mig Cipa/mig Alg/pla Week 2 4 6 12 26 38 52 54 56 58 64 78 104 Cipa/mig–cipa/mig 61 61 61 60 61 57 58 55 54 51 56 59 55 56 Cipa/mig–cipa/mig 20 20 19 19 19 18 18 17 18 19 16 19 19 17 Alg/pla–cipa/mig 29 29 29 29 29 28 28 28 27 26 28 27 27 26 Alg/pla–cipa/mig 7 7 7 7 7 7 7 5 7 5 7 6 6 6 Mean (+/ – SE) of change from ATB200-03 baseline (mmol/mol creatinine) Mean (+/ – SE) of change from ATB200-03 baseline (mmol/mol creatinine) WORLDSymposium Update – Phase 3 OLE of AT-GAA in LOPD Cipa/mig treatment was associated with a durable reduction in urine Hex4 during PROPEL and the OLE in both ERT-experienced and ERT-naïve patients Baseline Baseline ERT experienced ERT naïve* *Excludes one outlier.

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